Note 13 - Retirement and Pension Plans - Summary of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Service cost	$ 3	$ 3	$ 3
Interest cost	14	13	16
Expected return on plan assets	(11)	(10)	(9)
Amortization of net pension loss	3	1	6
Net periodic benefit cost	$ 9	$ 7	$ 16